SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2003

Belmont Bancorp.

(Exact Name of Registrant as Specified in its Charter)

Ohio	0-12724	34-1376776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

325 Main Street, Bridgeport, Ohio	43912
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (740) 695-3323

NO CHANGE

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7.	Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release issued by Belmont Bancorp., dated October 30, 2003

ITEM 12.	Results of Operations and Financial Condition.

On October 30, 2003, Belmont Bancorp. issued a press release announcing earnings for the three month period ended September 30, 2003. This news release is attached as Exhibit 99.1, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Belmont Bancorp. (Registrant)

/s/ Jane R. Marsh

Jane R. Marsh
Chief Financial Officer

Dated: October 31, 2003